                AmeriCredit Automobile Receivables Trust 1996-B
              6.50% Automobile Receivables - Backed Certificates
                            Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Pooling and Servicing Agreement, relating to the formation of the AmeriCredit Automobile Receivables Trust 1996-B, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and LaSalle National Bank, as Trustee, dated as of April 30, 1996. Defined terms have the meanings assigned to them in the Pooling and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowlege of the Servicer, no Insurance Agreement Event of Default has occurred.

Monthly Period Beginning:     08/01/96
Monthly Period Ending:        08/31/96



I.   MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

     A.   Beginning of period Principal Balance                                                     $118,336,975
                                                                                                   -------------

     B.   Monthly Principal Amounts

          (1)  Collections on Receivables outstanding
                 at end of period                                                   3,453,902
                                                                                  -----------
          (2)  Collections on Receivables paid off
                 during period                                                        958,866
                                                                                  -----------
          (3)  Receivables becoming Liquidated Receivables
                 during period                                                      1,245,260
                                                                                  -----------
          (4)  Receivables becoming Purchased Receivables
                 during period
                                                                                  -----------
          (5)  Cram Down Losses occurring during period
                                                                                  -----------
          (6)  Other Receivables adjustments                                            4,536
                                                                                  -----------
          (7)  Less amounts allocable to Interest                                  (1,828,142)
                                                                                  -----------

          Total Monthly Principal Amounts                                                              3,834,422
                                                                                                   -------------
     C.   End of period Principal Balance                                                           $114,502,553
                                                                                                   -------------

     D.   Pool Factor                                                                                  90.857944%
                                                                                                   -------------

II.  MONTHLY PERIOD CERTIFICATE BALANCE CALCULATION:

                                                                         CLASS A       CLASS B        TOTAL
                                                                         -------       -------        -----
     A.  Beginning of period Certificate Balance                       $108,870,017   $9,466,958   $118,336,975
                                                                       ----------------------------------------

     B.  Certificateholders' Principal Distributable Amount               3,527,668      306,754      3,834,422
           (92% of I.B. for Class A and                                ----------------------------------------
           8% of I.B. for Class B)


     C.  End of period Certificate Balance                             $105,342,349   $9,160,204   $114,502,553
                                                                       ----------------------------------------

     D.  Certificate Factor                                               90.857944%   90.857944%     90.857944%
                                                                       ----------------------------------------

III. RECONCILIATION OF COLLECTION ACCOUNT:

     A.  Available Funds:

         (1)  Collections on Receivables during period
                (net of Liquidation Proceeds)                                        $4,412,768
                                                                                  -------------
         (2)  Liquidation Proceeds collected
                during period                                                           345,655
                                                                                  -------------
         (3)  Purchase Amounts deposited in Collection
                Account
                                                                                  -------------
         (4)  Investment income                                                          16,534
                                                                                  -------------
         (5)  Collection of Supplemental Servicing Fees                                  50,507
                                                                                  -------------

         Total Available Funds                                                                        4,825,464
                                                                                                   ------------
     B.  Distributions:

         (1)  Basic Servicing Fee and Supplemental Servicing Fees                       293,098
                                                                                  -------------
         (2)  Agent fees                                                                  5,917
                                                                                  -------------
         (3)  Class A Interest Distributable Amount                                     589,713
                                                                                  -------------
         (4)  Class A Principal Distributable Amount                                  3,527,668
                                                                                  -------------
         (5)  Security Insurer Premiums                                                  30,725
                                                                                  -------------
         (6)  Class B Coupon Interest Amount                                             51,279
                                                                                  -------------
         (7)  Class B Principal Distributable Amount                                    306,754
                                                                                  -------------
         (8)  Class B Excess Interest Amount                                             20,310
                                                                                  -------------
         (9)  Change in Class B Principal Carryover Shortfall
                                                                                  -------------

         Total distributions                                                                          4,825,464
                                                                                                   ------------
     C.  Deficiency Claim Amount                                                                             $0
                                                                                                   ------------

IV.  RECONCILIATION OF CLASS B PRINCIPAL CARRYOVER SHORTFALL:

     A.  Beginning of Period Class B Principal Carryover Shortfall                                            0
                                                                                                   ------------
     B.  Current Month Change                                                                                 0
                                                                                                   ------------
     C.  End of Period Class B Principal Carryover Shortfall                                                  0
                                                                                                   ------------

V.   RECONCILIATION OF SPREAD ACCOUNT:

     A.  Beginning of period Spread Account balance                                                  $4,697,524
                                                                                                   ------------
     B.  Additions to Spread Account

         (1)  Distributions to Class B Certificateholders                                378,343
                (Total of III.B. (6), (7), (8) and (9))                            -------------

         (2)  Investment income                                                           19,332
                                                                                   -------------

         Total Additions                                                                                397,675
                                                                                                   ------------
     C.  Spread Account balance prior to withdrawals                                                  5,095,199
                                                                                                   ------------

     D.  Requisite Amount of Spread Account

         (1)  6% of end of period Principal Balance                                    6,870,153
                                                                                   -------------
         (2)  $100,000                                                                   100,000
                                                                                   -------------
         (3)  2.5% of Cut-off Date Principal Balance                                   3,150,593
                                                                                   -------------
         (4)  End of period Class A Certificate Balance                              105,342,349
                                                                                   -------------
         (5)  Lesser of (3) or (4)                                                     3,150,593
                                                                                   -------------
         (6)  Greater of (2) or (5)                                                    3,150,593
                                                                                   -------------
         (7)  12% of end of period Principal Balance if Trigger Date                           0
                                                                                   -------------

         Requisite Amount of Spread Account (greater
              of (1) or (6) or (7) if applicable)                                                     6,870,153
                                                                                                   ------------
     E.  Withdrawals from Spread Account

         (1)  Priority First - Deficiency Claim Amount
                                                                                   -------------
         (2)  Priority Second through Sixth
                                                                                   -------------
         (3)  Priority Seventh  (C. minus D.)                                                  0
                                                                                   -------------

           Total withdrawals                                                                                  0
                                                                                                   ------------
     F.  End of period Spread Account balance                                                        $5,095,199
                                                                                                   ------------
VI.  PERFORMANCE TESTS:

     A.  Delinquency Ratio

         (1)  Receivables with Scheduled Payment
                delinquent more than 30 days
                at end of period                                                     $10,152,328
                                                                                   -------------
         (2)  Purchased Receivables with Scheduled
                Payment delinquent more than 30
                days at end of period
                                                                                   -------------
         (3)  Beginning of period Principal Balance                                  118,336,975
                                                                                   -------------
         (4)  Delinquency Ratio (1)+(2) divided by (3)                                                     8.58%
                                                                                                   ------------
         (5)  Previous Monthly Period Delinquency Ratio                                                    8.37%
                                                                                                   ------------
         (6)  Second previous Monthly Period Delinquency Ratio                                             6.55%
                                                                                                   ------------
         (7)  Average Delinquency Ratio (4)+(5)+(6)
                divided by 3                                                                               7.83%
                                                                                                   ------------
         (8)  Compliance (Delinquency Test Failure is a
                Delinquency Ratio equal to or greater than 14%)                                             yes
                                                                                                   ------------

     B.  Default Ratio

         (1)  Receivables becoming Defaulted Receivables
                during period                                                         $1,689,759
                                                                                   -------------
         (2)  Purchased Receivables with Scheduled
                Payment delinquent more than 30
                days at end of period
                                                                                   -------------
         (3)  Beginning of period Principal Balance                                  118,336,975
                                                                                   -------------
         (4)  Default Ratio (1)+(2) x 12 divided by (3)                                                  17.14%
                                                                                                   ------------
         (5)  Previous Monthly Period Default Ratio                                                       14.81%
                                                                                                   ------------
         (6)  Second previous Monthly Period Default Ratio                                                 3.59%
                                                                                                   ------------
         (7)  Average Default Ratio (4)+(5)+(6)
                divided by 3                                                                              11.85%
                                                                                                   ------------
         (8)  Compliance (Default Test Failure is a
                Default Ratio equal to or greater than 21%)                                                 yes
                                                                                                   ------------


      C.  Net Loss Ratio

          (1)  Receivables becoming Liquidated Receivables
                 during period                                                      $1,245,260
                                                                                 -------------
          (2)  Purchased Receivables with Scheduled
                 Payment delinquent more than 30
                 days at end of period
                                                                                 -------------
          (3)  Cram Down Losses occurring during period
                                                                                 -------------
          (4)  Liquidation Proceeds collected
                 during period                                                        (345,655)
                                                                                 -------------
          (5)  Beginning of period Principal Balance                               118,336,975
                                                                                 -------------
          (6)  Net Loss Ratio (1)+(2)+(3)-(4) x 12
                 divided by (5)                                                                            9.12%
                                                                                                   ------------
          (7)  Previous Monthly Period Net Loss Ratio                                                      2.49%
                                                                                                   ------------
          (8)  Second previous Monthly Period Net Loss Ratio                                               0.43%
                                                                                                   ------------
          (9)  Average Net Loss Ratio (6)+(7)+(8)
                 divided by 3                                                                              4.01%
                                                                                                   ------------
          (10) Compliance (Net Loss Test Failure is a
                 Net Loss Ratio equal to or greater than 12%)                                               yes
                                                                                                   ------------

VII.  DELINQUENCY:

      A.  Receivables with Scheduled Payment delinquent

          (1)      31-60 days                                          #            708              $6,978,471
                                                                        ---------------------------------------
          (2)      61-90 days                                                       237               2,393,561
                                                                        ---------------------------------------
          (3)      over 90 days                                                      81                 780,296
                                                                        ---------------------------------------

          Receivables with Scheduled Payment delinquent
            more than 30 days at end of period                                    1,026             $10,152,328
                                                                        ---------------------------------------

VIII. MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:

      A.  Beginning of period number of Receivables                                                      11,919
                                                                                                   ------------

      B.  Number of Receivables becoming Liquidated
            Receivables during period                                                                       127
                                                                                                   ------------
      C.  Number of Receivables becoming Purchased
            Receivables during period
                                                                                                   ------------
      D.  Number of Receivables paid off during period                                                      118
                                                                                                   ------------

      E.  End of period number of Receivables                                                            11,674
                                                                                                   ------------

IX.   STATISTICAL DATA:

      A.  Weighted Average APR of the Receivables                                                         20.41%
                                                                                                   ------------
      B.  Weighted Average Remaining Term of the Receivables                                              44.56
                                                                                                   ------------
      C.  Average Receivable Balance                                                                     $9,808
                                                                                                   ------------

AmeriCredit Financial Services, Inc.


By:     /s/ Daniel E. Berce
        -----------------------------------
Name:   Daniel E. Berce
        -----------------------------------
Title:  Executive Vice-President
        -----------------------------------
        Chief Financial Officer & Treasurer
        -----------------------------------
Date:   September 6, 1996
        ----------------